UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2014

INDUSTRIAL SERVICES OF AMERICA, INC.

(Exact name of registrant as specified in its Charter)

Florida	0-20979	59-0712746
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7100 Grade Lane, P.O. Box 32428, Louisville, Kentucky	40232
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code:  (502) 366-3452

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On June 17, 2014, Industrial Services of America, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) to, among other things, report under 5.02 that on June 11, 2014, the Board of Directors of the Company had elected William B. Yarmuth, Vincent J. Tyra, and Sean Garber to fill vacancies on the Company’s Board of Directors.  Pursuant to Instruction 2 to Item 5.02 of Form 8-K, the Original Filing is hereby amended to provide the information set forth herein.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On August 6, 2014, the Board of Directors appointed Mr. Tyra to serve on the Nominating Committee, which currently consists of Messrs. Cozzi, Strecker and Tyra.

On August 6, 2014, the Board of Directors appointed Mr. Tyra to serve on the Audit Committee, which currently consists of Messrs. Cozzi, Strecker and Tyra.

On August 6, 2014, the Board of Directors appointed Mr. Yarmuth to serve on the Compensation Committee, which currently consists of Messrs. Cozzi and Yarmuth.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL SERVICES OF AMERICA, INC.

Date: August 12, 2014	By:	/s/ Alan Schroering
Alan Schroering
Vice-President of Finance and Interim Chief Financial Officer